UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2021

MERCER INTERNATIONAL INC.

(Exact name of Registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	000-51826 (Commission File Number)	47-0956945 (I.R.S. Employer Identification No.)

Suite 1120, 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8

(Address of principal executive offices)

Registrant’s Telephone Number, Including Area Code: (604) 684-1099

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	MERC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

In connection with a proposed private offering of senior notes described in Item 8.01 below, Mercer International Inc. (the “Company”) prepared a preliminary offering memorandum (the “Preliminary Offering Memorandum”) that is being disseminated only to eligible investors and includes preliminary estimates of certain financial results for the fourth quarter of, and year ended, December 31, 2020. Such information is included under the heading “Recent Developments – Preliminary 2020 Financial Results” in Exhibit 99.1 attached hereto and incorporated herein by reference.

ITEM 7.01	REGULATION FD DISCLOSURE.

In addition to the information referenced in Item 2.02 of this Current Report on Form 8-K, the Preliminary Offering Memorandum includes certain additional information regarding the business and affairs of the Company. The Company is furnishing certain excerpts from the Preliminary Offering Memorandum as Exhibit 99.1 of this Report, which is incorporated herein by reference.

ITEM 8.01	OTHER EVENTS.

On January 14, 2021, the Company issued a press release announcing its proposed offering (the “Note Offering”) of an aggregate of $500.0 million principal amount of senior notes due 2029 (the “2029 Notes”). The Company intends to use the net proceeds of the Note Offering to finance the previously announced offer to purchase, or any subsequent redemption, of all $250 million in aggregate principal amount of its 6.500% Senior Notes due 2024 and the partial redemption of its 7.375% Senior Notes due 2025.

The 2029 Notes will be offered and sold to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act.

The Company’s press release dated January 14, 2021 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information contained in Item 2.02, Item 7.01 and this Item 8.01 in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise be subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, the 2026 Notes or any security, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

99.1	Excerpts from the Preliminary Offering Memorandum dated January 14, 2021 in connection with the Note Offering.

99.2	Press release of the Company dated January 14, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INTERNATIONAL INC.

By:	/s/ David K. Ure
David K. Ure
Chief Financial Officer

Date: January 14, 2021